UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 26, 2003

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware: (State or other jurisdiction of incorporation or organization)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

ITEM 5.    OTHER EVENTS

      On September 26, 2003, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the "Company"), announced changes in key leadership positions of the Company, including changes in the Chairman of the Board of Directors, Chief Executive Officer and other senior executive officers.

      A copy of the press release announcing these changes is attached as Exhibit 99.13 to this Form 8-K and is incorporated herein by reference.

EXHIBIT(S)

Exhibit No.	Description

99.13	Press release announcing changes in key leadership positions issued by Dollar Thrifty Automotive Group, Inc. on September 26, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned; thereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

Date: September 26, 2003

By:	/s/ STEVEN B. HILDEBRAND

Name:	Steven B. Hildebrand
Title:	Executive Vice President, Chief Financial Officer, Principal Accounting Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.13	Press release announcing changes in key leadership positions issued by Dollar Thrifty Automotive Group, Inc. on September 26, 2003